                                                                   Exhibit 10.20

  "Pages where confidential treatment has been requested are marked 'Confidential Treatment Requested.' The redacted material has been separately filed with the Commission, and the appropriate section has been marked at the appropriate place and in the margin with a star (*)."



CEDAR BAYOU FRACTIONATORS, L.P.
1000 Louisiana, Suite 5800
Houston, Texas 77002
Phone 713.507.6400


                                       December 23, 1998


Mr. Steven J. Malcolm
Senior Vice President and General Manager
Williams Midstream Natural Gas Liquids, Inc.
P.O. Box 3102
Tulsa, Oklahoma 74101

             RE:   Option To Acquire Interest In Cedar Bayou Fractionators, L.P.

Dear Mr. Malcolm:

      This letter agreement ("Letter Agreement") sets forth certain terms and conditions between Williams Midstream Natural Gas Liquids, Inc. ("Williams") and Cedar Bayou Fractionators, L.P. ("CBF") regarding an option hereby granted by CBF in favor of Williams, or any affiliate transferee of Williams, to acquire an ownership interest in Cedar Bayou Fractionators, L.P. ("CBF"). This Letter Agreement is being entered into contemporaneously with that certain Fractionation Agreement between CBF and Williams Energy Marketing & Trading Company (the "Fractionation Agreement"). If prior to the exercise of the Option granted herein, the Fractionation Agreement terminates for any reason whatsoever, the Option granted' herein shall likewise IPSO FACTO terminate.

      1. During the period from January 1, 2001, to October 1, 2004, Williams shall have the right and option (the "Option") to earn a five percent (5%) limited partnership interest in CBF in exchange for the contribution to CBF of an agreement to fractionate raw product containing an Option Dedication as set forth in Paragraph 2 below. To exercise such Option, Williams must notify CBF in writing of its election to exercise the Option at least one hundred twenty (120) Days prior to the date that Williams desires its ownership in CBF to be effective. The effective date of Williams' ownership interest in CBF shall be the first day of the Month immediately following the commencement of deliveries to CBF under the Option Dedication.

      2. In order to exercise the Option granted herein, Williams must assign to CBF an agreement to fractionate raw product containing (i) substantially the same terms and conditions as the fractionation agreements that Amoco Oil Company and Warren Gas Liquids, Inc., as affiliates of the existing partners in CBF, entered into with CBF effective January 1, 1998, (collectively the "Owners' Fractionation Agreements") and (ii) a dedication for fractionation at the CBF Fractionator


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                          'Confidential Treatment Requested'

  Williams Midstream Natural Gas Liquids, Inc.
  December 23, 1998
  Page 2

            situated in Mont Belvieu, Texas, of Raw Product volumes produced from one or more of the sources listed in Exhibit "A" to the Fractionation Agreement (the "Option Dedication"). The volumes of Raw Product produced from the sources included in the Option
* Dedication must be projected to average at least [REDACTED] Barrels per Day through December 31, 2008, based on (i) the gas committed to such facilities during such time period and (ii) good faith estimates of the reserves attributable to leases and/or wells dedicated for processing at such facilities during such time period (for the period of such dedications) as certified to by an officer of Williams at the time the Option is exercised. The parties hereto acknowledge that the Owners' Fractionation Agreements with CBF provide that their respective fractionation fees can be re-determined if requested by such Owner at least ninety (90) days prior to, but no more than one hundred fifty days (150) prior to, January 1, 2003 (such re-determined fees to be effective January 1,
            2003), and every five (5) years thereafter. The parties further acknowledge that the price re-determination procedure is based on: first, negotiation between the parties to the agreements for sixty
            (60) days after the receipt of the initiating party's notice; and, second, if no price is agreed to through such negotiation, by "baseball" style arbitration whereby the arbitrator's decision shall be required to be based on a determination of which of the parties' final offers most closely approximates the then current fair market rate for the fractionation and other services provided by CBF thereunder, based on a five year term for volumes and composition of raw product similar to that then being tendered by the customer under that fractionation agreement and with the market area for comparison being the "Mont Belvieu Area," as defined in the Owners' Fractionation Agreements. Williams shall have the right to cause the fractionation fees it is to pay under the Option Dedication to be re-determined by notifying CBF no more than one hundred fifty (150) days no later than ninety (90) days prior to January 1, 2003, of (i) its election to exercise the Option granted herein and (ii) its request to re-determine the fractionation fees it is to pay under the Option Dedication, even though the Option Dedication has not yet been evidenced in a fractionation agreement or is yet effective.

            3. Additionally, as further conditions to its exercise of the Option granted herein, upon such exercise, Williams agrees:

                a. upon the CBF partners' reasonable grounds for insecurity concerning the financial ability of Williams, or any affiliate transferee of Williams, to perform its obligations as a limited partner of CBF, to deliver a mutually-acceptable parent guaranty of such obligations either by Williams' ultimate parent company or a Williams' affiliate acceptable to the CBF partners and containing terms and conditions that are essentially similar in all material respects to the parent


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Williams Midstream Natural Gas Liquids, Inc.
December 23, 1998
Page 3

                guaranty (currently in effect) supporting Amoco MB Fractionation Company's obligations as a limited partner in CBF; and

                b. agree in writing to be bound by the then current terms of the Limited Partnership Agreement governing CBF and to assume all obligations, liabilities and duties with respect to the percentage of partnership interest acquired by exercise of the Option granted herein.

      Amoco MB Fractionation Company, Dynegy Midstream Services, Limited Partnership and Downstream Energy Ventures Co., L.L.C. each intervene herein and are executing this Letter Agreement solely for the purpose of (i) acknowledging the right of Williams to acquire an ownership interest in CBF in accordance with the provisions of this Letter Agreement, (ii) consenting to such acquisition by Williams and (iii) waiving any rights (preferential or otherwise) that they may have to acquire such ownership interest in CBF.

      If the foregoing represents your understanding of our agreement, please so indicate by signing the two originals of this Letter Agreement in the appropriate spaces and returning one fully executed original to me. This letter agreement may be executed in multiple counterparts.

AGREED TO AND ACCEPTED THIS 23RD DAY
OF DECEMBER, 1998:

CEDAR BAYOU FRACTIONATORS, L.P.
BY:   Downstream Energy Ventures Co., L.L.C.
      its Managing General Partner

By:  /s/  TERRY D. JONES
--------------------------------------------
Printed Name:  Terry D. Jones
               -----------------------------
Title:  Vice President
      --------------------------------------


AGREED TO AND ACCEPTED THIS 23RD DAY
OF DECEMBER, 1998:

WILLIAMS MIDSTREAM NATURAL GAS
LIQUIDS, INC.

By:  /s/  STEVEN MALCOLM
--------------------------------------------
Printed Name:  Steven Malcolm
            --------------------------------
Title:         President
      --------------------------------------

Williams Midstream Natural Gas Liquids, Inc.
December 23, 1998
Page 4

APPROVED AND JOINED IN BY THE FOLLOWING INTERVENORS IN THEIR CAPACITY OF PARTNERS IN CEDAR BAYOU FRACTIONATORS, L.P. FOR THE LIMITED PURPOSES STATED ABOVE,

Dynegy Midstream Services, LIMITED Partnership, limited partner
      By:   Dynegy Midstream G.P., Inc., general partner

By:  /s/  STEPHEN A. FURBACHER
--------------------------------------------
Printed Name:  Stephen A. Furbacher
            --------------------------------
Title:  PRESIDENT
     ---------------------------------------


Amoco MB Fractionation Company, limited partner

By:  /s/  A.B. ANDERSON
--------------------------------------------
Printed Name:  A.B. Anderson
            --------------------------------
Title:  President
     ---------------------------------------

Downstream Energy Venture Co., L.L.C., Managing General Partner

By:  /s/  WILLIAM E. PUCKETT
--------------------------------------------
Printed Name:  William E. Puckett
            --------------------------------
Title:         Vice President
      --------------------------------------

                       'Confidential Treatment Requested'


  DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP
  1000 Louisiana Street, Suite 5800
  Houston, Texas 77002
  Phone 713.507.6400
  www.dynegy.com

                                December 23, 1998


                                                               [DYNEGY LOGO]

  Mr. Steven J. Malcolm
  Senior Vice President and General Manager
  Williams Midstream Natural Gas Liquids, Inc.
  P. 0. Box 3102
  Tulsa, Oklahoma 74101

             RE:   Option To Acquire Interest In Cedar Bayou Fractionators, L.P.

  Dear Mr. Malcolm:

      This letter agreement ("Letter Agreement") sets forth certain terms and conditions between Williams Midstream Natural Gas Liquids, Inc. ("Williams") and Dynegy Midstream Services, Limited Partnership ("Dynegy") regarding an option hereby granted by Dynegy in favor of Williams, or any affiliate transferee of Williams, to acquire a portion of Dynegy's ownership interest in Cedar Bayou Fractionators, L.P. ("CBF"), the owner of the fractionator situated in Mont Belvieu, Texas, previously owned by Dynegy (the "Fractionator"). This Letter Agreement is being entered into contemporaneously with that certain Fractionation Agreement between CBF and Williams Energy Marketing & Trading Company (the "Fractionation Agreement"). If prior to the exercise of the Option granted herein, the Fractionation Agreement terminates for any reason whatsoever, the Option granted herein shall likewise IPSO FACTO terminate.

      During the period from January 1, 2001, to October 1, 2004, Williams shall have the right to acquire a portion of Dynegy's limited partnership interest in CBF, at a price set forth as follows. For each one percent of such limited partnership interest in CBF acquired from Dynegy pursuant to
* this Option, Williams shall pay to Dynegy (i) the sum of [REDACTED] plus
  (ii) an amount determined by multiplying the additional ownership interest
* percentage Williams is electing to acquire times (x) the sum of [REDACTED],
* and (y) the sum of [REDACTED]. The maximum amount of additional ownership that Williams will be entitled to acquire under this Option will be the lesser of (a) fifteen percent (15%), or (b) a percentage interest calculated by dividing the volume of Raw Product delivered to the Fractionator by or on behalf of Williams and/or its affiliates during the preceding twelve (12) Months by the total volume of NGLs fractionated at the Fractionator during the same time period, and then subtracting from this quotient any additional ownership interest acquired

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Williams Midstream Natural Gas Liquids, Inc.
December 23, 1998
Page 2


by Williams and/or its affiliates pursuant to the option granted by CBF to Williams dated of even date herewith (the "CBF Option"). "Pay-out capital" shall be defined as capital invested in Fractionator projects netting at least a demonstrated fifteen percent (15%) after-tax rate of return; or, for projects netting less than a demonstrated fifteen percent (15%) after-tax rate of return, that portion of capital invested in such projects that would result in an equivalent fifteen (15%) after-tax rate of return. The after-tax rate of return will be calculated using the criteria described in Exhibit "A" which is attached.

To the extent feasible without limiting the benefits to Williams of the Option granted herein, the parties agree that they will cooperate to structure any acquisition of ownership interests in CBF by Williams in the most tax efficient manner reasonably achievable.

As conditions to its exercise of the Option granted herein, upon such exercise, Williams agrees:

         a. upon the CBF partners' reasonable grounds for insecurity concerning the financial ability of Williams, or any affiliate transferee of Williams, to perform its obligations as a limited partner of CBF, to deliver a mutually-acceptable parent guaranty of such obligations either by Williams' ultimate parent company or a Williams' affiliate acceptable to the CBF partners and containing terms and conditions that are essentially similar in all material respects to the parent guaranty (currently in effect) supporting Amoco MB Fractionation Company's obligations as a limited partner in CBF; and

         b. to agree in writing to be bound by the then current terms of the Limited Partnership Agreement governing CBF, and to assume all obligations, liabilities and duties with respect to the percentage of ownership interests acquired by Williams by exercise of the Option granted herein.

      Amoco MB Fractionation Company and Downstream Energy Ventures Co., L.L.C. each intervene herein and are executing this Letter Agreement solely for the purpose of (i) consenting to the acquisition by Williams of a portion of Dynegy's ownership interest in CBF in accordance with the provisions of this Letter Agreement and (ii) waiving any rights (preferential or otherwise) that said entities may have to acquire such ownership interest in CBF.

      Dynegy warrants that it has all necessary authority to enter into this agreement and that it will maintain sufficient equity interest in CBF to allow Williams to exercise the options granted herein in accordance with their terms.

      If the foregoing represents your understanding of our agreement, please so indicate by signing the two originals of this Letter Agreement in the appropriate spaces and returning one fully executed original to me. This letter agreement may be executed in multiple counterparts.

Williams Midstream Natural Gas Liquids, Inc.
December 23, 1998
Page 3


AGREED TO AND ACCEPTED THIS 23RD DAY
OF DECEMBER, 1998:

DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP
By: Dynegy Midstream G.P., Inc., its General Partner

By: /s/  STEPHEN A. FURBACHER
--------------------------------------------
Printed Name:  Stephen A. Furbacher
             -------------------------------
Title:         PRESIDENT
      --------------------------------------


AGREED TO AND ACCEPTED THIS 23RD DAY
OF DECEMBER, 1998:

WILLIAMS MIDSTREAM NATURAL GAS
LIQUIDS, INC.

By:  /s/  STEVEN MALCOLM
--------------------------------------------
Printed Name:  Steven Malcolm
             -------------------------------
Title:         President
      --------------------------------------


INTERVENORS

ACKNOWLEDGED AND AGREED TO THIS
23RD DAY OF DECEMBER, 1998


Downstream Energy Ventures Co., L.L.C.,
      As General Partner in Cedar Bayou Fractionators, L.P.

By:  /s/  WILLIAM E. PUCKETT
--------------------------------------------
Printed Name:   William E. Puckett
            --------------------------------
Title:          Vice President
     ---------------------------------------

Williams Midstream Natural Gas Liquids, Inc.
December 23, 1998
Page 4


Amoco MB Fractionation Company,
      As Limited Partner in Cedar Bayou Fractionators, L.P.

By:  /s/  A.B. ANDERSON
--------------------------------------------
Printed Name:  A.B. Anderson
            --------------------------------
Title: President
      --------------------------------------

                                   Exhibit "A"

                                       To
  Dynegy/Williams Option to Acquire Interest in Cedar Bayou Fractionators, L.P.


The following are some of the basic economic evaluation criteria that will be used to evaluate the after-tax rate of return on "Pay-out capital" projects, it being understood that the following are intended as guidelines only and are not exclusive and some may not be appropriate for some projects.

1. The implicit value of the investment shall be computed using a mid year discounted cash flow analysis.

2. The tax rate shall be the combined federal and state nominal tax rates. Applicable state and local ad valorem taxes will be included in the cash flow analysis.

3.    Tax depreciation shall be computed using the Federal Tax Code.

4.    The project life shall be the industry standard, not to exceed 20 years.

5. Debt financing on the project will not be considered. All cash flows shall be computed on an unleveraged basis.

6. Operating and maintenance (O&M) costs will be comparable to similar applications within the industry. O&M will be escalated using indices cited in the Fractionation Agreement between Williams and CBF.

7. For capital projects involving plant capacity expansions or plant fuel efficiency, revenues shall be incremental to the 1998 capacity of the CBF fractionator and the 1998 fuel efficiency of the CBF fractionator.

8. If available, actual cost will be used for original capital investment costs. Otherwise, independent engineering estimates of costs to be spent will be used.

9. The cash flow analysis will include required maintenance capital expenditures and related upstream or downstream capital expenditures that are necessary for the projects.

10. The terminal asset value cannot exceed the lesser of: i) the original costs; or ii) five (5) times the projects earnings (before interest, depreciation and amortization, sometimes referred to as "EBIDA").

11. The evaluation of a project shall take place at the time that Williams is exercising the Option granted in the Letter Agreement to which this Exhibit "A" is attached and if actual project performance varies from the estimate made at that time, Williams may not thereafter make any claim for reimbursement or any amounts paid to Dynegy for an ownership interest in reliance on such estimate nor will Dynegy have any right for additional payments for a similar reason.